United
                    Asset Strategy
                    Fund, Inc.

                    SEMIANNUAL
                    REPORT
                    ---------------------------------------
                    For the six months ended March 31, 1997

This report is submitted for the general information of the shareholders of United Asset Strategy Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the United Asset Strategy Fund, Inc. current prospectus.

PRESIDENT'S LETTER
MARCH 31, 1997



Dear Shareholder:

     As President of your Fund, I would like to thank you for your continued confidence in our products and services. Our goal to provide the best service possible to our shareholders has not changed since we opened our doors nearly 60 years ago. Waddell & Reed's team of professionals, including the Fund's manager, our customer service representatives and your personal account representative continue to strive to meet your financial needs.

     Waddell & Reed plays a special role in the investment industry. We take pride in being one of the few financial services firms committed to locally based account representatives who provide the personal service you need. When you're ready to evaluate your financial plan to keep up with life's changes, or to find an answer to a financial question that you may have, your representative is ready to assist you--when you need it. He or she is available to help you plan for your retirement, fund a child's education or make plans for other long-term financial goals.

     All of us are committed to helping you meet the financial goals that are important to you. This is accomplished by our offering investment products to meet a variety of personal financial objectives, along with the personal service to make the investment process more convenient and accessible.

     We want to continue to meet your financial needs for many years to come. Should you have any questions about your account or other financial issues that are important to you, contact your personal account representative or your local Waddell & Reed office. They're ready to help you make the most of your financial future.

Respectfully,
Keith A. Tucker
President

SHAREHOLDER SUMMARY
--------------------------------------------------------------
United Asset Strategy Fund, Inc.

PORTFOLIO STRATEGY:
Stocks 40%                 OBJECTIVE:   High total return with
(can range from 10-60%)                 reduced risk over the
                                        long-term.
Bonds 40%
(can range from 20-60%)     STRATEGY:   Invests in stocks, bonds
                                        and short-term
Short-Term Instruments 20%              instruments, both in the
(can range from 0-70%)                  United States and abroad, which are
                                        allocated in a mix that varies based on
                                        the current outlook for the different
                                        markets.  (May purchase securities
                                        subject to repurchase agreements.  May
                                        invest in certain options, futures and
                                        other hedging techniques.)

                                        The use of cash reserves (often invested in money market securities) for defensive purposes is a strategy that may be utilized by the Asset Strategy Fund from time to time.

                                        Moving into cash reserve positions at
                                        times thought to be near a major stock
                                        market peak allows the Fund the
                                        opportunity to capture profits and
                                        attempts to cushion the impact of market declines. The added flexibility provided by our CASH RESERVES STRATEGY has from time to time been an important element in our past success and, when deemed appropriate, may be used in the management of the portfolio in the future.

                             FOUNDED:   1995

        SCHEDULED DIVIDEND FREQUENCY:   QUARTERLY
                                        (MARCH, JUNE, SEPTEMBER, DECEMBER)

PERFORMANCE SUMMARY -- Class A Shares

          PER SHARE DATA
For the Six Months Ended March 31, 1997
---------------------------------------
DIVIDENDS PAID                  $0.09
                               ======

NET ASSET VALUE ON
  3/31/97                       $5.12
  9/30/96                        5.24
                                -----
CHANGE PER SHARE               $(0.12)
                                =====

Past performance is not necessarily indicative of future results.


                              TOTAL RETURN HISTORY

                                      Average Annual Total Return
                                      ---------------------------
                                           With    Without
Period                                 Sales Load**Sales Load***
------                                 -----------------------
1-year period ended 3-31-97               -5.10%    0.69%
Period from 3-9-95*
 through 3-31-97                          0.95%     3.89%

   *Initial public offering of the Fund.
  **Performance data quoted represents past performance and is based on deduction of 5.75% sales load on the initial purchase in each of the two periods.
 ***Performance data quoted in this column represents past performance without taking into account the sales load deducted on an initial purchase.


Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO HIGHLIGHTS

On March 31, 1997, the Fund had net assets totaling $27,499,499 invested in a diversified portfolio of:

   58.68%   Common Stocks
   26.65%   Corporate Debt Securities
    7.28%   United States Government Security
    4.27%   Foreign Government Securities
    3.12%   Cash and Cash Equivalents


As a shareholder of United Asset Strategy Fund, Inc., for every $100 you had invested on March 31, 1997, your Fund owned:

  $58.68    Common Stocks
   26.65    Corporate Debt Securities
    7.28    United States Government Security
    4.27    Foreign Government Securities
    3.12    Cash and Cash Equivalents

THE INVESTMENTS OF
UNITED ASSET STRATEGY FUND, INC.
MARCH 31, 1997

                                              Shares        Value

COMMON STOCKS
Business Services - 5.64%
 Adaptec Inc.*  ..........................    10,300    $   367,576
 First Data Corporation  .................     6,800        230,350
 Maxis, Inc.*  ...........................    50,000        365,600
 Oracle Systems Corporation*  ............    12,200        470,456
 Red Brick Systems, Inc.*  ...............     8,400        116,021
   Total .................................                1,550,003

Chemicals and Allied Products - 6.90%
 IMC Global, Inc.  .......................    17,500        632,188
 Nalco Chemical Company  .................    22,000        822,250
 Praxair, Inc.  ..........................     9,900        444,262
   Total .................................                1,898,700

Communication - 9.71%
 Cox Communications, Inc.*  ..............    33,000        680,625
 Nokia Corporation, Series A, ADS  .......    17,500      1,019,375
 SBC Communications Inc.  ................     9,100        478,888
 360 Communications Company*  ............    28,500        491,625
   Total .................................                2,670,513

Electric, Gas and Sanitary Services - 1.94%
 Sonat Inc.  .............................     9,800        534,100

Food and Kindred Products - 2.78%
 Seagram Company Ltd. (The)  .............    20,000        765,000

Furniture and Fixtures - 0.67%
 Lear Corporation*  ......................     5,500        183,563

General Merchandise Stores - 3.77%
 Federated Department Stores, Inc.*  .....    16,600        545,725
 May Department Stores Company (The)  ....    10,800        491,400
   Total .................................                1,037,125

Health Services - 2.08%
 Living Centers of America, Inc.*  .......    16,600        572,700

Heavy Construction, Excluding Building - 2.41%
 Koninklijke Boskalis Westminster N.V. (A)    33,150        661,267

Holding and Other Investment Offices - 1.81%
 LTC Properties, Inc.  ...................    30,000        498,750

                See Notes to Schedule of Investments on page  .

THE INVESTMENTS OF
UNITED ASSET STRATEGY FUND, INC.
MARCH 31, 1997

                                              Shares        Value

COMMON STOCKS (Continued)
Industrial Machinery and Equipment - 5.69%
 AGCO Corporation  .......................     8,400    $   232,050
 Case Corporation  .......................     9,900        502,425
 Harnischfeger Industries, Inc.  .........     6,000        279,000
 Integrated Process Equipment Corp.* .....    18,200        305,978
 New Holland NV*  ........................    11,000        244,750
   Total .................................                1,564,203

Instruments and Related Products - 2.47%
 General Motors Corporation, Class H  ....    12,500        678,125

Personal Services - 1.97%
 Equity Corporation International*  ......    25,500        541,875

Petroleum and Coal Products - 5.23%
 Mobil Corporation  ......................     3,800        496,375
 Royal Dutch Petroleum Company  ..........     2,700        472,500
 Tosco Corporation  ......................    16,500        470,250
   Total .................................                1,439,125

Textile Mill Products - 1.20%
 Polymer Group, Inc. *  ..................    25,000        331,250

Transportation by Air - 2.64%
 Delta Air Lines, Inc.  ..................     3,000        252,375
 Southwest Airlines Co.  .................    21,400        473,475
   Total .................................                  725,850

Transportation Equipment - 1.77%
 Sundstrand Corporation  .................    11,200        485,800

TOTAL COMMON STOCKS - 58.68%                            $16,137,949
 (Cost: $16,751,349)

                                           Principal
                                           Amount in
                                           Thousands

CORPORATE DEBT SECURITIES
Amusement and Recreation Services - 3.08%
 Trump Atlantic City Associates,
   11.25%, 5-1-2006 ......................    $  930        846,300

Chemicals and Allied Products - 1.76%
 The BOC Group, Inc.,
   5.875%, 1-29-2001 .....................       500        483,540

                See Notes to Schedule of Investments on page  .

THE INVESTMENTS OF
UNITED ASSET STRATEGY FUND, INC.
MARCH 31, 1997

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (Continued)
Depository Institutions - 3.62%
 Banco de Inversion y Comercio Exterior S.A.,
   9.375%, 12-27-2000 (B) ................    $  500    $   504,065
 Banco Nacional de Comercio Exterior, S.N.C.,
   7.5%, 7-1-2000 ........................       500        490,250
   Total .................................                  994,315

Electric, Gas and Sanitary Services - 1.87%
 Compania de Transporte de Energia Electrica
   en Alta Tension TRANSENER Sociedad Anonima,
   9.625%, 7-15-99 (B) ...................       500        513,750

Electronic and Other Electric Equipment - 2.75%
 VLSI Technology, Inc., Convertible,
   8.25%, 10-1-2005 ......................       800        757,504

Fabricated Metal Products - 0.18%
 Mark IV Industries, Inc.,
   8.75%, 4-1-2003 .......................        50         49,750

Food and Kindred Products - 3.48%
 Coca-Cola Bottling Co. Consolidated,
   6.85%, 11-1-2007 ......................       500        465,780
 Coca-Cola FEMSA, S.A. de C.V.,
   8.95%, 11-1-2006 ......................       500        491,250
   Total .................................                  957,030

Paper and Allied Products - 4.67%
 Buckeye Cellulose Corporation:
   8.5%, 12-15-2005 ......................     1,000        980,000
   9.25%, 9-15-2008 ......................       300        304,500
   Total .................................                1,284,500

Primary Metal Industries - 1.83%
 Ispat Mexicana, S.A. de C.V.,
   10.375%, 3-15-2001 (B) ................       500        502,500

Printing and Publishing - 3.41%
 Viacom International, Inc.,
   9.125%, 8-15-99 .......................       925        938,875

TOTAL CORPORATE DEBT SECURITIES - 26.65%                $ 7,328,064
 (Cost: $7,549,302)


                See Notes to Schedule of Investments on page  .

THE INVESTMENTS OF
UNITED ASSET STRATEGY FUND, INC.
MARCH 31, 1997

                                           Principal
                                           Amount in
                                           Thousands        Value

FOREIGN GOVERNMENT SECURITIES
 Argentina - 1.85%
 The Republic of Argentina,
   9.25%, 2-23-2001 ......................    $  500    $   510,000

 Mexico - 2.42%
 United Mexican States,
   6.97%, 8-12-2000 ......................       700        664,111

TOTAL FOREIGN GOVERNMENT SECURITIES - 4.27%             $ 1,174,111
 (Cost: $1,173,174)

UNITED STATES GOVERNMENT SECURITY- 7.28%
 United States Treasury,
   6.125%, 5-31-97 .......................     2,000    $ 2,001,240
 (Cost: $2,000,616)

TOTAL SHORT-TERM SECURITIES - 1.87%                     $   514,000
 (Cost: $514,000)

TOTAL INVESTMENT SECURITIES - 98.75%                    $27,155,364
 (Cost: $27,988,441)

CASH AND OTHER ASSETS, NET OF
 LIABILITIES - 1.25%                                        344,135

NET ASSETS - 100.00%                                    $27,499,499


                See Notes to Schedule of Investments on page  .

THE INVESTMENTS OF
UNITED ASSET STRATEGY FUND, INC.
MARCH 31, 1997


Notes to Schedule of Investments
 *No income dividends were paid during the preceding 12 months.
 (A) Listed on an exchange outside the United States.
 (B) As of March 31, 1997, the following restricted securities were owned:

                               Principal
                   Acquisition  Amount                  Market
     Security         Date      in 000's    Cost        Value
     --------      ----------- --------------------------------
  Banco de Inversion y
     Comercio Exterior S.A.,
     9.375%, 12-27-2000 2-18-97     $500$  520,000 $   504,065
  Compania de Transporte de
     Energia Electrica en Alta
     Tension TRANSENER
     Sociedad Anonima,
     9.625%, 7-15-99   2-13-97       500   518,750     513,750
  Ispat Mexicana, S.A. de C.V.,
     10.375%, 3-15-2001 3-17-97      500   505,625     502,500
                                        ----------  ----------
                                        $1,544,375  $1,520,315
                                        ==========  ==========
     The total market value of restricted securities represents approximately 5.53% of the total net assets at March 31, 1997.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 4 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

UNITED ASSET STRATEGY FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1997

Assets
 Investment securities -- at value
   (Notes 1 and 4) .................................    $27,155,364
 Cash   ............................................          6,636
 Receivables:
   Investment securities sold ......................        276,591
   Dividends and interest ..........................        273,907
   Fund shares sold ................................         20,492
 Unamortized organization expenses (Note 2)  .......         29,718
 Prepaid insurance premium  ........................            270
                                                        -----------
    Total assets  ..................................     27,762,978
                                                        -----------
Liabilities
 Payable for Fund shares redeemed  .................        212,368
 Organization expenses payable  ....................         29,718
 Accrued service fee (Note 3)  .....................          9,753
 Accrued transfer agency and dividend
   disbursing (Note 3) .............................          7,012
 Accrued accounting services fee (Note 3)  .........          1,667
 Accrued management fee (Note 3)  ..................            532
 Other liabilities  ................................          2,429
                                                        -----------
    Total liabilities  .............................        263,479
                                                        -----------
      Total net assets .............................    $27,499,499
                                                        ===========

Net Assets
 $0.01 par value capital stock
   Capital stock ...................................    $    53,683
   Additional paid-in capital ......................     28,079,453
 Accumulated undistributed income:
   Accumulated undistributed net investment
    income .........................................         56,226
   Accumulated undistributed net realized gain on
    investment transactions   ......................        143,214
   Net unrealized depreciation in value of
    investments  ...................................       (833,077)
                                                        -----------
    Net assets applicable to outstanding
     units of capital  .............................    $27,499,499
                                                        ===========
Net asset value per share (net assets divided
 by shares outstanding)
 Class A  ..........................................          $5.12
 Class Y  ..........................................          $5.12
Capital shares outstanding
 Class A  ..........................................      5,316,274
 Class Y  ..........................................         52,010
Capital shares authorized ..........................  1,000,000,000


                   See notes to financial statements.

UNITED ASSET STRATEGY FUND, INC.
STATEMENT OF OPERATIONS
For the Six Months Ended MARCH 31, 1997

Investment Income
 Income (Note 1B):
   Interest and amortization .......................    $  655,907
   Dividends .......................................        78,794
                                                        ----------
    Total income  ..................................       734,701
                                                        ----------
 Expenses (Notes 2 and 3):
   Investment management fee .......................       107,454
   Transfer agency and dividend disbursing - Class A        45,543
   Service fee - Class A ...........................        29,813
   Registration fees ...............................        25,214
   Accounting services fee .........................        10,000
   Audit fees ......................................         5,764
   Amortization of organization expenses ...........         4,953
   Custodian fees ..................................         4,467
   Legal fees ......................................         3,302
   Shareholder servicing - Class Y .................           296
   Other ...........................................        29,125
                                                        ----------
    Total expenses  ................................       265,931
                                                        ----------
      Net investment income ........................       468,770
                                                        ----------
Realized and Unrealized Gain (Loss) on
 Investments (Notes 1 and 4)
 Realized net gain on securities  ..................       495,640
 Realized net gain on foreign currency
   transactions ....................................         1,463
                                                        ----------
   Realized net gain on investments ................       497,103
 Unrealized depreciation in value of investments
   during the period ...............................    (1,003,015)
                                                        ----------
    Net loss on investments  .......................      (505,912)
                                                        ----------
      Net decrease in net assets resulting
       from operations  ............................    $(  37,142)
                                                        ==========


                       See notes to financial statements.

UNITED ASSET STRATEGY FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS       For the six      For the
                                        months ended period ended
                                          March 31, September 30,
                                             1997        1996
Increase (Decrease) in Net Assets       --------------------------
 Operations:
   Net investment income ............    $   468,770    $   906,537
   Realized net gain (loss) on
    investments  ....................         497,103      (355,560)
   Unrealized depreciation  .........     (1,003,015)      (618,911)
                                         -----------    -----------
    Net decrease in net assets
      resulting from operations .....        (37,142)       (67,934)
                                         -----------    -----------
 Dividends to shareholders (Note 1E):*
   From net investment income
    Class A  ........................       (502,341)      (867,732)
    Class Y  ........................         (6,762)        (6,712)
   In excess of realized gains on
    securities transactions
    Class A  ........................             ---       (27,304)
    Class Y  ........................             ---           (17)
                                         -----------    -----------
                                            (509,103)      (901,765)
                                         -----------    -----------
 Capital share transactions:
   Proceeds from sale of shares:
    Class A (401,884 and 3,452,074
      shares, respectively) .........      2,149,918     18,415,374
    Class Y (23,824 and 69,480
      shares, respectively) .........        127,759        370,529
   Proceeds from reinvestment of dividends
    and/or capital gains distribution:
    Class A (93,566 and 170,139
      shares, respectively) .........        499,714        892,867
    Class Y (1,266 and 1,281
      shares, respectively) .........          6,762          6,728
   Payments for shares redeemed:
    Class A (1,253,131 and 1,656,072
      shares, respectively) .........     (6,703,211)    (8,764,002)
    Class Y (36,097 and 8,373
      shares, respectively) .........       (193,358)       (44,600)
                                         -----------    -----------
    Net increase (decrease) in net
      assets  resulting from capital
      share transactions ............     (4,112,416)    10,876,896
                                         -----------    -----------
      Total increase (decrease) .....     (4,658,661)     9,907,197
Net Assets
 Beginning of period  ...............     32,158,160     22,250,963
                                         -----------    -----------
 End of period, including undistributed
   net investment income of $56,226
   and $95,096, respectively ........    $27,499,499    $32,158,160
                                         ===========    ===========
                 *See "Financial Highlights" on pages    -   .
                       See notes to financial statements.

UNITED ASSET STRATEGY FUND, INC.
FINANCIAL HIGHLIGHTS
Class A Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:                           For the
                    For the            For         period
                        six        the fiscal        from
                     months           year         3/9/95
                      ended          ended        through
                    3/31/97        9/30/96        9/30/95*
                    -------        -------        -------
Net asset value,
 beginning of period  $5.24          $5.42          $5.00
                      -----          -----          -----
Income from investment operations:
 Net investment
   income ..........   0.08           0.15           0.07
 Net realized and
   unrealized gain (loss)
   on investments...  (0.11)         (0.17)          0.40
                      -----          -----          -----
Total from investment
 operations ........  (0.03)         (0.02)          0.47
                      -----          -----          -----
Less distributions:
 Dividends from net
   investment income  (0.09)         (0.15)         (0.05)
 Distribution from
   capital gains....  (0.00)         (0.01)         (0.00)
                      -----          -----          -----
Total distributions.  (0.09)         (0.16)         (0.05)
                      -----          -----          -----
Net asset value,
 end of period .....  $5.12          $5.24          $5.42
                      =====          =====          =====
Total return** .....  -0.64%         -0.49%          9.42%
Net assets, end of period
 (000 omitted)  ....$27,233        $31,828        $22,248
Ratio of expenses to
 average net assets    1.74%***       1.68%          1.64%
Ratio of net investment
 income to average net
 assets ............   3.06%***       2.93%          3.71%
Portfolio
 turnover rate .....  70.50%         91.06%          9.32%
Average commission
 rate paid .........  $0.0258        $0.0440
    *The Fund's inception date is August 25, 1994; however, since the Fund did not have investment activity or incur expenses prior to the date of public offering, the per share information is for a capital share outstanding for the period from March 9, 1995 (initial public offering) through September 30, 1995. Ratios have been annualized.
   **Total return calculated without taking into account the sales load deducted on an initial purchase.
  ***Annualized.
                       See notes to financial statements.

UNITED ASSET STRATEGY FUND, INC.
FINANCIAL HIGHLIGHTS
Class Y Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:
                    For the        For the        For the
                        six         fiscal         period
                     months           year        from 9/27/95*
                      ended          ended        through
                    3/31/97        9/30/96        9/30/95
                   --------        --------       --------
Net asset value,
 beginning of period  $5.24          $5.42          $5.41
                      -----          -----          -----
Income from investment
 operations:
 Net investment
   income ..........   0.09           0.16           0.00
 Net realized and
   unrealized gain
   (loss) on
   investments......  (0.11)         (0.17)          0.01
                      -----          -----          -----
Total from investment
 operations ........  (0.02)         (0.01)          0.01
                      -----          -----          -----
Less distributions:
 Dividends from net
   investment
   income...........  (0.10)         (0.16)         (0.00)
 Distribution from
   capital gains ...  (0.00)         (0.01)         (0.00)
                      -----          -----          -----

Total distributions.  (0.10)         (0.17)         (0.00)
                      -----          -----          -----
Net asset value,
 end of period .....  $5.12          $5.24          $5.42
                      =====          =====          =====
Total return .......  -0.43%         -0.21%          0.18%
Net assets, end of
 period (000
 omitted)  .........   $266           $330             $3
Ratio of expenses
 to average net
 assets ............   1.32%**        1.29%          0.00%
Ratio of net
 investment income
 to average net
 assets ............   3.47%**        3.43%          0.00%
Portfolio
 turnover rate .....  70.50%         91.06%          9.32%**
Average commission
 rate paid .........  $0.0258        $0.0440
  *Commencement of operations.
 **Annualized.
                       See notes to financial statements.

UNITED ASSET STRATEGY FUND, INC.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1997

NOTE 1 -- Significant Accounting Policies

     United Asset Strategy Fund, Inc. (the "Fund") is registered under the In-vestment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to provide a high total return with reduced risk over the long term through investments in stocks, bonds and short-term instruments. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using Nasdaq (National Association of Securities Dealers Automated Quotation system) which provides information on bid and asked or closing prices quoted by major dealers in such stocks. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 4 -- Investment Security Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 5 -- Federal Income Tax Matters.

E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryforwards.


     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Organization

     The Fund, a Maryland corporation, was organized on August 25, 1994 and was inactive (except for matters relating to its organization and registration as an investment company under the Investment Company Act of 1940 and the registration of its shares under the Securities Act of 1933) until March 9, 1995 (the date of the initial public offering.)

     On February 23, 1995, Waddell & Reed, Inc. ("W&R") purchased for investment 20,000 shares of the Fund at their net asset value of $5.00 per share.

     The Fund's organizational expenses in the amount of $49,530 were advanced to the Fund by W&R and are an obligation to be paid by it. These expenses are being amortized and are payable evenly over 60 months following the date of the
initial public offering.   In the event that all or a part of W&R's initial
investment in the Fund's shares is redeemed prior to the full reimbursement of these organizational expenses, the Fund's obligation to make further reimbursement will cease.

NOTE 3 -- Investment Management and Payments to Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee consists of two elements: (i) a "Specific" fee computed on net asset value as of the close of business each day at the annual rate of .30% of net assets and (ii) a "Group" fee computed each day on the combined net asset values of all of the funds in the United Group of mutual funds (approximately $15.0 billion of combined net assets at March 31, 1997) at annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, .45% between $2.25 billion and $3 billion, .43% between $3 billion and $3.75 billion, .40% between $3.75 billion and $7.5 billion, .38% between $7.5 billion and $12 billion, and
 .36% of that amount over $12 billion.  The Fund accrues and pays this fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and W&R, Waddell & Reed Investment Management Company ("WRIMCO"), a wholly-owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly-owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                   Average
                Net Asset Level          Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 10,000
           From $   25 to $   50          $ 20,000
           From $   50 to $  100          $ 30,000
           From $  100 to $  200          $ 40,000
           From $  200 to $  350          $ 50,000
           From $  350 to $  550          $ 60,000
           From $  550 to $  750          $ 70,000
           From $  750 to $1,000          $ 85,000
                $1,000 and Over           $100,000

     For Class A shares, the Fund also pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of .15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $91,450, out of which W&R paid sales commissions of $50,987 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     Under a Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a fee to W&R in an amount not to exceed .25% of the Fund's average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     The Fund paid Directors' fees of $685, which are included in other expenses.

     W&R is an indirect subsidiary of Torchmark Corporation, a holding company, and United Investors Management Company, a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 4 -- Investment Security Transactions

     Purchases of investment securities, other than U.S. Government and short-term securities, aggregated $16,425,027 while proceeds from maturities and sales aggregated $9,124,037. Purchases of short-term securities and U.S. Government securities aggregated $21,078,358 and $6,602,547, respectively. Proceeds from maturities and sales of short-term securities and U.S. Government securities aggregated $29,970,128 and $9,594,383, respectively.


     For Federal income tax purposes, cost of investments owned at March 31, 1997 was $27,988,441, resulting in net unrealized depreciation of $833,077, of which $522,373 related to appreciated securities and $1,355,450 related to depreciated securities.

NOTE 5 -- Federal Income Tax Matters

     For Federal income tax purposes, the Fund incurred capital losses of $12,518 during its fiscal year ended September 30, 1996, which are available to offset future realized capital gain net income for Federal income tax purposes through September 30, 2004.

     Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses incurred between each November 1 and the end of its next fiscal year ("post-October losses"). From November 1, 1995 through September 30, 1996, the Fund incurred net capital losses of $338,796, which have been deferred to the fiscal year ending September 30, 1997.

NOTE 6 -- Multiclass Operations

     On September 12, 1995, the Fund was authorized to offer investors a choice of two classes of shares, Class A and Class Y, each of which has equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases; they are not subject to a Rule 12b-1 Service Plan and have a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of either class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

     Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
United Asset Strategy Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of United Asset Strategy Fund, Inc. (the ``Fund'') as of March 31, 1997, the related statements of operations and changes in net assets for the six-month period then ended, and the financial highlights for the six-month period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit. The financial statements and the financial highlights of the Fund for each of the periods presented in the two-year period ended September 30, 1996 were audited by other auditors whose report, dated November 8, 1996, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the United Asset Strategy Fund, Inc. as of March 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the six-month period then ended in conformity with generally accepted accounting principles.




Deloitte & Touche LLP
Kansas City, Missouri
May 7, 1997

DIRECTORS

Ronald K. Richey, Birmingham, Alabama, Chairman of the Board
Henry L. Bellmon, Red Rock, Oklahoma
Dodds I. Buchanan, Boulder, Colorado
Linda Graves, Topeka, Kansas
John F. Hayes, Hutchinson, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
William L. Rogers, Los Angeles, California
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Keith A. Tucker, Overland Park, Kansas
Frederick Vogel III, Milwaukee, Wisconsin
Paul S. Wise, Carefree, Arizona



OFFICERS

Keith A. Tucker, President
Michael L. Avery, Vice President
Robert L. Hechler, Vice President
Henry J. Herrmann, Vice President
Theodore W. Howard, Vice President and Treasurer
Sharon K. Pappas, Vice President and Secretary
Daniel J. Vrabac, Vice President








To all IRA Planholders:
As required by law, income tax will automatically be withheld from any distribution or withdrawal from an IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The United Group of Mutual Funds

United Cash Management, Inc.
United Government Securities Fund, Inc.
United Bond Fund
United Municipal Bond Fund, Inc.
United Municipal High Income Fund, Inc.
United High Income Fund, Inc.
United High Income Fund II, Inc.
United Continental Income Fund, Inc.
United Retirement Shares, Inc.
United Asset Strategy Fund, Inc.
United Income Fund
United Accumulative Fund
United Vanguard Fund, Inc.
United New Concepts Fund, Inc.
United Science and Technology Fund
United International Growth Fund, Inc.
United Gold & Government Fund, Inc.


















FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS  66201-9217
  (800) 366-5465

Our INTERNET address is:
  http://www.waddell.com

NUR1017SA(3-97)

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